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                                                                   EXHIBIT 10.3

                                 AMENDMENT NO. 1
                                       TO
                       THE LINCOLN ELECTRIC HOLDINGS, INC.
               NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN
                                 WITH RESPECT TO
                     THE AMERICAN JOBS CREATION ACT OF 2004

         WHEREAS, Lincoln Electric Holdings, Inc. (the "Company") adopted the Lincoln Electric Holdings, Inc. Non-Employee Directors' Deferred Compensation Plan (the "Plan"), originally effective as of May 24, 1995;

         WHEREAS, the Plan is classified as a "nonqualified deferred compensation plan" under the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, the American Jobs Creation Act of 2004, P.L. 108-357 (the "AJCA") added a new Section 409A to the Code, which significantly changed the Federal tax law applicable to "amounts deferred" under the Plan after December 31, 2004;

         WHEREAS, pursuant to the AJCA, the Secretary of the Treasury and the Internal Revenue Service will issue proposed, temporary or final regulations and/or other guidance with respect to the provisions of new Section 409A of the Code (collectively, the "AJCA Guidance"); and

         WHEREAS, the AJCA Guidance has not yet been issued.

         NOW, THEREFORE, the Company hereby adopts this Amendment No. 1 to the Plan, which amendment is intended to freeze the Plan and allow amounts deferred and vested prior to January 1, 2005 to qualify for "grandfathered" status and continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Code Section 409A (as specified in the Plan as in effect before the adoption of this Amendment No. 1).

         Words used herein with initial capital letters that are defined in the Plan are used herein as so defined.

                                    SECTION 1

         Article I of the Plan is hereby amended by adding a new paragraph to the end thereof, to read as follows:

             AMERICAN JOBS CREATION ACT (AJCA) - FREEZE IN DEFERRALS

                  (a) All deferrals for all Deferral Periods under the Plan shall cease on December 31, 2004. Compensation earned and vested after December 31, 2004 shall not be deferred pursuant to any Deferral Commitment.

                  (b) It is intended that the Plan preserve the "grandfathering" provisions of Section 885(d) of the AJCA, and not be required to comply with the provisions of Section 409A of the Code, as enacted by the AJCA. The Plan shall be administered in a manner that will comply with the grandfathering provision of Section 885(d) of the AJCA, including proposed, temporary or


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final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto (collectively with the AJCA, the "AJCA Guidance").

                  (c) The Administrator shall not take any action hereunder that would cause the Plan not to comply with any provision of Section 885(d) of the AJCA. The Administrator is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply with the requirements of the AJCA Guidance (including any transition or grandfather rules thereunder).

                  (d) The effective date of this Amendment No. 1 is January 1, 2005. Accounts (and the earnings thereon) that are deemed to have been deferred prior to January 1, 2005 and that qualify for "grandfathered" status under Section 409A of the Code and Section 885(d) of the AJCA shall continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code and shall be subject to the terms and conditions specified in the Plan as in effect prior to the effective date of this Amendment No. 1.

                                    SECTION 2

         Section 7.2 of the Plan is hereby amended in its entirety to read as follows:

         SECTION 7.2 Amendment and Termination. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, (other than an amendment or termination as necessary to comply with Section 885(d) of the AJCA) may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

         EXECUTED this 1st day of December, 2004.

                                        LINCOLN ELECTRIC HOLDINGS, INC.



                                        By:
                                           ------------------------------------
                                        Title:
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